                                                                    Exhibit 99.2
                                                                    ------------





EPL PRO-LONG, INC.

UNAUDITED FINANCIAL STATEMENTS AS OF AND FOR
THE FIVE MONTHS ENDED SEPTEMBER 30, 1998 AND 1997,
THE EIGHT MONTHS ENDED DECEMBER 31, 1997 AND 1996,
AND THE YEARS ENDED APRIL 30, 1998, 1997, 1996 AND 1995


The accompanying financial statements of EPL Pro-Long, Inc. as of and for the five months ended September 30, 1998 and 1997, the eight months ended December 31, 1997 and 1996 and the years ended April 30, 1998, 1997, 1996 and 1995 were prepared by the management of EPL Pro-Long, Inc. and are unaudited. In the opinion of EPL Pro-Long, Inc.'s management, such financial statements include all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation of the financial position, results of operations and cash flows as of the dates and for the periods presented.

                               EPL PRO-LONG, INC.
                                 BALANCE SHEETS
                                  (Unaudited)

                                                Sept. 30,                           April 30,
                                                  1998               1998             1997              1996
                                               -----------       -----------       -----------       -----------
CURRENT ASSETS:
Cash                                           $    18,019       $    10,633       $    56,708       $         0
Accounts receivable                                  4,152           324,152           313,274                 0
Inventories                                              0                 0                 0                 0
Prepaid expenses                                     4,484             5,284                 0                 0
                                               -----------       -----------       -----------       -----------
Total current assets                                26,655           340,069           369,982                 0

Property and equipment                                   0                 0                 0                 0
Patents, net                                       271,964           290,837           336,135           381,432
                                               -----------       -----------       -----------       -----------
Total assets                                   $   298,619       $   630,906       $   706,117       $   381,432
                                               ===========       ===========       ===========       ===========
CURRENT LIABILITIES:
Accounts payable                               $         0       $   164,250       $   579,020       $   663,780
Advance from customer                                    0                 0                 0                 0
Loan payable-current portion                             0            22,710                 0             3,722
Accrued interest payable                                 0                 0                 0           124,045
Other current liabilities                           12,000                 0                 0                 0
                                               -----------       -----------       -----------       -----------

Total current liabilities                           12,000           186,960           579,020           791,547

Loan payable                                             0                 0           188,603           280,000
                                               -----------       -----------       -----------       -----------
Total liabilities                                   12,000           186,960           767,623         1,071,547

Commitments and contingencies

STOCKHOLDERS' EQUITY:
Common stock                                       135,473           135,473           135,473           135,473
Contributed capital                              1,516,553         1,516,553         1,516,553         1,516,553
Retained deficit                                (1,365,407)       (1,208,080)       (1,713,532)       (2,342,141)
                                               -----------       -----------       -----------       -----------
Total stockholders' equity (deficit)               286,619           443,946           (61,506)         (690,115)
                                               -----------       -----------       -----------       -----------
Total liabilities and stockholders'
 equity                                        $   298,619       $   630,906       $   706,117       $   381,432
                                               ===========       ===========       ===========       ===========

See notes to financial statements.

                               EPL PRO-LONG, INC.
                 STATEMENTS OF OPERATIONS AND RETAINED DEFICIT
                    FOR THE FIVE MONTHS ENDED SEPTEMBER 30,
                                  (Unaudited)

                                                     1998           1997
                                                 ------------   ------------
Net royalty revenue                              $          0   $    419,220
Cost of goods sold                                          0              0
                                                 ------------   ------------
Gross profit                                                0        419,220
Selling, general and administrative expenses          156,123        147,821
                                                 ------------   ------------
Operating profit (loss)                              (156,123)       271,399

Other (income) and expense:
Other (income)/expense                                    (86)             0
Interest expense                                        1,290         25,211
                                                 ------------   ------------
Other (income) and expense                              1,204         25,211

Income (loss) before provision for income taxes      (157,327)       246,188
Provision for income taxes                                  0              0
                                                 ------------   ------------
Net income (loss)                                    (157,327)       246,188

Retained deficit at beginning of period            (1,208,080)    (1,713,532)
                                                 ------------   ------------
Retained deficit at end of period                $ (1,365,407)  $ (1,467,344)
                                                 ============   ============

See notes to financial statements.

                                        EPL PRO-LONG, INC.
                           STATEMENTS OF OPERATIONS AND RETAINED DEFICIT
                              FOR THE EIGHT MONTHS ENDED DECEMBER 31,
                                            (Unaudited)

                                                       1997          1996
                                                 ----------------------------
Net royalty revenue                               $    729,534    $   203,000
Cost of goods sold                                           0            894
                                                 ----------------------------
Gross profit                                           729,534        202,106
Selling, general and administrative expenses           167,662        253,805
                                                 ----------------------------
Operating profit                                       561,872        (51,699)

Other (income) and expense:
Other (income)/expense                                       0         (1,000)
Interest expense                                        15,880         25,595
                                                 ----------------------------
Other (income) and expense                              15,880         24,595

Income (loss) before provision for income taxes        545,992        (76,294)
Provision for income taxes                               5,202              0
                                                 ----------------------------
Net income (loss)                                      540,790        (76,294)

Retained deficit at beginning of period             (1,713,532)    (2,342,141)
                                                 ----------------------------
Retained deficit at end of period                 $ (1,172,742)   $(2,418,435)
                                                 ============================

See notes to financial statements.

                               EPL PRO-LONG, INC.
                 STATEMENTS OF OPERATIONS AND RETAINED DEFICIT
                         FOR THE YEARS ENDED APRIL 30,
                                  (Unaudited)

                                                       1998            1997            1996            1995
                                                    -----------     -----------     -----------     -----------
Net royalty revenue                                 $   854,892     $   766,274     $   199,610     $     2,414
Net sales                                                     0               0           2,589         252,703
Cost of goods sold                                            0             894          35,086          83,150
                                                    -----------     -----------     -----------     -----------
Gross profit                                            854,892         765,380         167,113         171,967
Selling, general and administrative expenses            314,182         184,115         159,146         325,395
                                                    -----------     -----------     -----------     -----------
Operating profit                                        540,710         581,265           7,967        (153,428)

Other (income) and expense:
Other (income)                                                0         (75,662)       (100,000)         (4,000)
Interest income                                               0             (22)              0               0
Interest expense                                         32,171          28,340          73,645          96,929
                                                    -----------     -----------     -----------     -----------
Other (income) and expense                               32,171         (47,344)        (26,355)         92,929
Income (loss) before provision for income taxes         508,539         628,609          34,322        (246,357)
Provision for income taxes                                3,087               0           2,104             119
                                                    -----------     -----------     -----------     -----------
Net income (loss)                                       505,452         628,609          32,218        (246,476)
Retained deficit at beginning of period              (1,713,532)     (2,342,141)     (2,374,359)     (2,127,883)
                                                    -----------     -----------     -----------     -----------
Retained deficit at end of period                   $(1,208,080)    $(1,713,532)    $(2,342,141)    $(2,374,359)
                                                    ===========     ===========     ===========     ===========

See notes to financial statements.

                               EPL PRO-LONG, INC.
                            STATEMENTS OF CASH FLOWS
                    FOR THE FIVE MONTHS ENDED SEPTEMBER 30,
                                  (Unaudited)

                                                      1998         1997
                                                    ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                   $(157,327)  $ 246,188
Adjustments to reconcile net income (loss) to
       net cash provided by (used in)
       operating activities:
       Depreciation and amortization                   18,873      18,874
       Changes in assets and liabilities:
       Accounts receivable                            320,000     (79,220)
       Prepaid expenses                                   800       3,999
       Accounts payable                              (152,250)   (159,825)
                                                    ---------   ---------
Net cash provided by operating activities              30,096      30,016

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loans                                        --          --
Repayments on loans                                   (22,710)    (63,888)
                                                    ---------   ---------
       Net cash (used in) financing activities        (22,710)    (63,888)
                                                    ---------   ---------

NET INCREASE (DECREASE) IN CASH                         7,386     (33,872)
CASH, BEGINNING OF PERIOD                              10,633      56,708
                                                    ---------   ---------
CASH, END OF PERIOD                                 $  18,019   $  22,836
                                                    =========   =========

SUPPLEMENTAL DISCLOSURES:
       Cash paid during the period for:
       Income taxes                                 $       0   $       0
                                                    =========   =========
       Interest                                     $   1,290   $   5,200
                                                    =========   =========

See notes to financial statements.

                               EPL PRO-LONG, INC.
                            STATEMENTS OF CASH FLOWS
                         FOR THE YEARS ENDED APRIL 30,
                                  (Unaudited)

                                                           1998             1997             1996             1995
                                                         ---------        ---------        --------         --------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                        $ 505,452        $ 628,609        $ 32,218        $(246,476)
Adjustments to reconcile net income (loss) to
        net cash provided by (used in) operating
        activities:
        Depreciation and amortization                       45,298           45,297          47,631           52,374
        Changes in assets and liabilities:
        Accounts receivable                                (10,878)        (313,274)         11,223           29,441
        Inventories                                              0                0          26,944           36,168
        Prepaid expenses                                    (5,284)               0               0           13,071
        Accounts payable                                  (414,770)         (84,761)        (27,755)          23,104
        Accrued expenses                                         0         (124,044)         38,319           85,725
        Advance from customer                                    0                0         (45,410)          45,410
                                                         ---------        ---------        --------        ---------
        Net cash provided by operating activities          119,818          151,827          83,170           38,817

CASH FLOWS FROM FINANCING ACTIVITIES:
Return of contributed capital                                    0                0               0           (9,000)
Repayments on loans                                       (165,893)         (95,119)        (83,170)         (33,036)
                                                         ---------        ---------        --------        ---------
        Net cash (used in) financing activities           (165,893)         (95,119)        (83,170)         (42,036)

NET INCREASE (DECREASE) IN CASH                            (46,075)          56,708               0           (3,219)
CASH, BEGINNING OF PERIOD                                   56,708                0               0            3,219
                                                         ---------        ---------        --------        ---------
CASH, END OF PERIOD                                      $  10,633        $  56,708        $      0        $       0
                                                         =========        =========        ========        =========
SUPPLEMENTAL DISCLOSURES:
        Cash paid during the period for:
        Income taxes                                     $   3,087        $       0        $  2,104        $     119
                                                         =========        =========        ========        =========
        Interest                                         $  32,171        $  28,340        $ 20,256        $  11,204
                                                         =========        =========        ========        =========

See notes to financial statements.

                               EPL PRO-LONG, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                _______________

1.  Business and Management's Plans:

    EPL Pro-Long, Inc. (the "Company") was incorporated in the state of California in July 1988. The Company owns a patent for an extreme pressure lubricant additive for use in metal lubrication, commonly referred to as anti-friction metal treatment ("AFMT"). The Company licenses the right to use the AFMT formula and the "Prolong" name exclusively to Prolong Super Lubricants, Inc. Aside from actions taken with respect to its patent ownership, such as receiving royalty payments from Prolong Super Lubricants, Inc., the Company conducts no significant business activities.


2.   Summary of Significant Accounting Policies:

     Cash and Cash Equivalents:
     -------------------------
     Cash and cash equivalents consist of all highly liquid investments with an original maturity of three months or less.

     Inventories:
     -----------
     Inventories are valued at the lower of cost (determined on a first-in, first-out basis) or market.

     Property and Equipment:
     ----------------------
     Property and equipment is stated at cost, less accumulated depreciation. Depreciation is computed using the straight line method over the assets' lives, which range from five to seven years, whichever is shorter. When assets are retired or otherwise disposed of, the cost and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in operations for the period. Renewals and betterments which extend the life of an existing asset are capitalized while normal repairs and maintenance costs are expensed as incurred.

     Patents:
     -------
     Patents are recorded at cost and are being amortized over a period of fifteen years. The Company assesses the recoverability of the patents on a periodic basis using an undiscounted cash flow analysis on its margins for the sale of the related products.

                               EPL PRO-LONG, INC.

                         NOTES TO FINANCIAL STATEMENTS

________________________________________________________________________________

2. Summary of Significant Accounting Policies, continued:

   Advance From Customer:
   ---------------------
   Advance from customer represents a royalty payment received from Prolong Super Lubricants, Inc. prior to its being earned by the Company.

   Accounting For Income Taxes:
   ---------------------------
   The Company follows Statement of Financial Accounting Standards No. 109, "Accounting For Income Taxes," which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the differences between the financial statements and the tax bases of assets and liabilities using enacted rates in effect for the year in which the differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax payable for the period and the change during the period in deferred tax assets and liabilities.

   Revenue Recognition
   -------------------
   Revenue is recognized as products are shipped. Royalties are recognized as products are shipped from Prolong Super Lubricants, Inc. to third party purchasers.

   Accounting Estimates:
   --------------------
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to provide estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3. License Agreement:

   The Company entered into a license agreement whereby the Company is entitled to receive royalties of 3.5% of sales (as defined) of products sold by Prolong Super Lubricants, Inc. that utilize certain proprietary technology, trademarks and copyrights. This agreement shall remain in effect as long as a breach of the terms and provisions of the agreement has not been committed.

                               EPL PRO-LONG, INC.

                         NOTES TO FINANCIAL STATEMENTS

________________________________________________________________________________

3. License Agreement, continued:

   On February 5, 1998, the Company entered into a definitive agreement to sell its assets and certain liabilities to Prolong Super Lubricants, Inc. in exchange for shares of common stock of Prolong International Corporation. The close of this transaction occurred on November 20, 1998 when 2,981,035 shares of common stock of Prolong International Corporation were issued to the Company. Pursuant to this agreement, royalty payments have been discontinued beginning on February 5, 1998.

4. Loans Payable:

   Several loans are payable to various shareholders of the Company. The loans carry various interest rates and are payable as the Company has funds. The largest loan is collateralized by all of the Company's assets.


5. Income Taxes:

   At April 30, 1998, the Company had net operating loss carryforwards for federal and state income tax purposes of approximately $1,200,000 and $270,000, respectively, which begin to expire in 2004. The utilization of net operating loss carryforwards may be limited under the provisions of Internal Revenue Code Section 382.